AMENDMENT TO CREDIT DOCUMENTATION

WHEREAS State Bank of India, New York Branch (“Senior Lender”), Bank of Baroda (“Participating Lender”) Jubilant Pharmaceuticals Inc (“Borrower”), and Trigen Laboratories Inc (“Guarantor”) entered into certain written documentation evidencing the grant of various credit facilities to Borrower by Senior Lender and by Participating Lender, and

WHEREAS Borrower has presented certified copies of its filing with the Delaware Department of State, a Certificate of Amendment, changing its name from Jubilant Pharmaceuticals Inc. to Cadista Pharmaceuticals Inc., and

WHEREAS Guarantor has presented certified copies of its filing with the Delaware Department of State, a Certificate of Amendment, changing its name from Trigen Laboratories Inc. to Cadista Holdings Inc., and

WHEREAS Jubilant Pharma Pte. Ltd, a Singapore corporation, has requested that its unconditional, continuing corporate guaranties of payment of Borrower’s indebtedness, to Senior Lender and to Participating Lender, each be discharged and cancelled, in exchange for the promises, representations, and consideration contained in a Pledge Modification Agreement of Jubilant Pharma Pte. Limited, being executed separately, and

WHEREAS Senior Lender and Participating Lender have each agreed to discharge and cancel said corporate guaranties accordingly.

NOW THEREFORE in reliance upon the information presented to Senior Lender herewith, and the consideration exchanged therefor, the parties hereto agree as follows:

1.           The name, Cadista Pharmaceuticals Inc. shall be substituted in the place and stead of Jubilant Pharmaceuticals Inc., wherever that name appears in each, and every document executed by Jubilant Pharmaceuticals Inc. in connection with the subject transaction.

2.           The name, Cadista Holdings Inc. shall be substituted in the place and stead of Trigen Laboratories Inc., wherever that name appears in each and every document executed by Trigen Laboratories Inc. in connection with the subject transaction.

3.           Borrower and Guarantor, and each of them shall assist Senior Lender, if necessary, in filing the appropriate documents, changing the name of debtor with respect to the various security pledged to Senior Lender and/or Participating Lender in connection with the said credit transaction.

4.           The said corporate guaranties of Jubilant Pharma Pte. Limited, as referenced in the Credit Agreement dated September 22, 2006 and in other credit documentation, be and hereby are discharged and cancelled, in exchange for the said Pledge Modification Agreement of Jubilant Pharma Pte, Limited.

5.           All other terms, conditions, representations, covenants, etc. in each and every credit document executed in this transaction, remain in full force and effect.

Dated:	New York, NY
September 25, 2007

STATE BANK OF INDIA,		CADISTA PHARMACEUTICALS INC
NEW YORK		f/k/a Jubilant Pharmaceuticals Inc

By:	/s/ Ashok Wanchoo	By:	/s/ Kamal Mandan
Name:	Ashok Wanchoo	Name:	KAMAL MANDAN
Title:	Vice President & Head (Credit)	Title:	C.F.O

CADISTA HOLDINGS INC		BANK OF BARODA
f/k/a Trigen Laboratories Inc

By:	/s/ Kamal Mandan	By:	/s/ A.K. Ghosh
Name: Kamal Mandan		Name: A.K. Ghosh
Title: CFO		Title: Chief Manager (Cr & TF)

RICHARD S. LAST
Notary Public, State of New York
No. 31-4761834
Qualified in Westchester County
Certificate filed in New York County
Term Expires Dec. 31, 2010

STATE OF NEW YORK	)
COUNTY OF NEW YORK	)	ss

On the 25 day of September, 2007, personally appeared Ashok Wanchoo, personally known to me or proven to me on the basis of satisfactory evidence, to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

RICHARD S. LAST
Notary Public, State of New York
No. 31-4761834
Qualified in Westchester County
Certificate filed in New York County	/s/ Richard S. Last
Term Expires Dec. 31, 2010	Notary Public

STATE OF NEW YORK	)
COUNTY OF NEW YORK	)	ss

On the 25 day of September, 2007, personally appeared Kamal Mandan personally known to me or proven to me on the basis of satisfactory evidence, to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

RICHARD S. LAST
Notary Public, State of New York
No. 31-4761834
Qualified in Westchester County
Certificate filed in New York County	/s/ Richard S. Last
Term Expires Dec. 31, 2010	Notary Public

STATE OF NEW YORK	)
COUNTY OF NEW YORK	)	ss

On the 25 day of September, 2007, personally appeared Kamal Mandan personally known to me or proved to me on the basis of satisfactory evidence, to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

RICHARD S. LAST
Notary Public, State of New York
No. 31-4761834
Qualified in Westchester County
Certificate filed in New York County	/s/ Richard S. Last
Term Expires Dec. 31, 2010	Notary Public

STATE OF NEW YORK	)
COUNTY OF NEW YORK	)	ss

On the 3 day of October, 2007, personally appeared A K Ghosh personally known to me, or proved to me on the basis of satisfactory evidence, to be the individual whose name is subscribed to the within instrument, and acknowledged to me that executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Richard S. Last
Notary Public

RICHARD S. LAST
Notary Public, State of New York
No. 31-4761834
Qualified in Westchester County
Certificate filed in New York County
Term Expires Dec. 31, 2010